Exhibit 99.2 Third Quarter 2020 Earnings Results Presentation October 14, 2020Exhibit 99.2 Third Quarter 2020 Earnings Results Presentation October 14, 2020

Results Snapshot

Goldman Sachs

Net Revenues	
3Q	$10.78 billion
3Q YTD	$32.82 billion

Net Earnings	
3Q	$3.62 billion
3Q YTD	$5.20 billion

EPS	
3Q	$9.68
3Q YTD	$13.34

Annualized ROE[1]	
3Q	17.5%
3Q YTD	8.0%

Annualized ROTE[1]	
3Q	18.6%
3Q YTD	8.5%

3Q20 Book Value	
BVPS	$229.49
YTD Growth	5.0%

Highlights

- Record quarterly diluted EPS
  Highest quarterly ROE since 2010
- #1 in Announced and Completed M&A[2]
  #1 in Equity and equity-related offerings[2]
- Global Markets net revenues of $4.55 billion
  Continued strength in FICC and Equities
- Asset Management net revenues of $2.77 billion
  Strong results in Equity investments
- Consumer & Wealth Management net revenues of $1.49 billion
  Record Consumer banking, strength in Wealth management
- Standardized CET1 ratio[3] increased 120bps QoQ to 14.5%[4]

1

Macro Perspectives

Goldman Sachs

Macro Factors

- COVID-19
- Monetary & Fiscal Stimulus
- Pace of Economic Recovery

Economic Fundamentals

Near term Contraction Followed by Recovery		
GDP Growth: 2020 | 2021	U.S. -3.4% | +5.8%	Global -3.9% | +6.6%
Improving Fundamentals		
Lower U.S. Unemployment	Improving Operating Backdrop	Rising CEO & Consumer Confidence

Market resilience despite continued COVID-19 uncertainty

U.S. Stocks Higher on Recovery Optimism

S&P 500: +8% in 3Q20
MSCI World: +8% in 3Q20

Tighter Credit Spreads in U.S. and Europe

U.S. HY Z-Spread: -90bps QoQ
EUR HY Z-Spread: -40bps QoQ

Interest Rates Low for Longer

10-Yr Yields flat QoQ
UST: 0.68% | UK Gilt: 0.23%

Volumes & Volatility Remain Elevated

Avg. VIX: -25% QoQ | +62% YoY
NYSE Volumes: +44% YoY

2020 and 2021 estimated real gross domestic product (GDP) growth per Goldman Sachs Research

2

Financial Overview

Financial Results

$ in millions, except per share amounts	3Q20	vs. 2Q20	vs. 3Q19	3Q20 YTD	vs. 3Q19 YTD
Investment Banking	$ 1,969	-26%	7%	$ 6,810	23%
Global Markets	4,553	-37%	29%	16,892	49%
Asset Management	2,768	32%	71%	4,773	-20%
Consumer & Wealth Management	1,491	10%	13%	4,344	14%
Net revenues	$ 10,781	-19%	30%	$ 32,819	23%
Provision for credit losses	278	-83%	-4%	2,805	N.M.
Operating expenses	5,954	-43%	6%	22,826	30%
Pre-tax earnings	4,549	N.M.	88%	7,188	-13%
Net earnings	3,617	N.M.	93%	5,203	-21%
Net earnings to common	$ 3,483	N.M.	94%	$ 4,803	-22%
Diluted EPS	$ 9.68	N.M.	102%	$ 13.34	-18%
ROE[1]	17.5%	16.5pp	8.5pp	8.0%	-2.4pp
ROTE[1]	18.6%	17.6pp	9.1pp	8.5%	-2.5pp
Efficiency Ratio[3]	55.2%	-23.1pp	-12.3pp	69.6%	3.4pp

Financial Overview Highlights

- 3Q20 net revenues were significantly higher YoY
  - Higher net revenues across all segments, including significant increases in Asset Management and Global Markets
- 3Q20 provision for credit losses was slightly lower YoY (and meaningfully lower QoQ)
  - Reserve reductions from paydowns on loans
  - Partially offset by reserve increases from individual impairments related to wholesale loans and growth in credit card loans
- 3Q20 operating expenses increased YoY
  - Higher compensation and benefits expenses (reflecting significantly higher net revenues)
  - Slightly lower non-compensation expenses
- 3Q20 diluted EPS more than doubled YoY, while ROE increased nearly 2x
- 3Q20 YTD litigation expenses increased the efficiency ratio by 9.6pp

Litigation Impact	3Q20 YTD
Diluted EPS	$ -8.77
ROE	-5.1pp
ROTE	-5.4pp
Efficiency Ratio	+9.6pp

3

Investment Banking

Financial Results

$ in millions	3Q20	vs. 2Q20	vs. 3Q19	3Q20 YTD	vs. 3Q19 YTD
Financial advisory	$ 507	-26%	-27%	$ 1,974	-16%
Equity underwriting	856	-19%	134%	2,291	108%
Debt underwriting	571	-42%	9%	2,144	41%
Underwriting	1,427	-30%	60%	4,435	69%
Corporate lending	35	N.M.	-86%	401	-30%
Net revenues	1,969	-26%	7%	6,810	23%
Provision for credit losses	171	-79%	88%	1,612	N.M.
Operating expenses	942	-65%	-3%	4,815	59%
Pre-tax earnings	$ 856	N.M.	10%	$ 383	-83%
Net earnings	$ 562	N.M.	-7%	$ 277	-84%
Net earnings to common	$ 545	N.M.	-9%	$ 226	-87%
Average common equity	$ 11,280	2%	-10%	$ 11,254	1%
Return on average common equity	19.3%	43.2pp	0.2pp	2.7%	-18.1pp

Investment Banking Highlights

- 3Q20 net revenues were higher YoY
  - Financial advisory net revenues were significantly lower, reflecting a decrease in industry-wide completed mergers and acquisitions transactions
  - Underwriting net revenues were significantly higher, due to significantly higher net revenues in Equity underwriting, primarily reflecting a significant increase in industry-wide initial public offerings, and higher net revenues in Debt underwriting, driven by asset-backed and investment-grade activity
  - Corporate lending net revenues were significantly lower, primarily reflecting lower results for relationship lending activities, including the impact of changes in credit spreads on hedges
- 3Q20 provision for credit losses was higher YoY, reflecting higher impairments, partially offset by reserve reductions from paydowns on corporate lines of credit
- Overall backlog[3] increased significantly QoQ, across advisory, equity underwriting and debt underwriting

Investment Banking Net Revenues ($ in millions)



$1,841
$254
$524
$366
$697
$2,064
$232
$599
$378
$855
$2,184
$442
$583
$378
$781
$2,657
$990
$1,057
$686
$(76)
$1,969
$35
$571
$856
$507
3Q19
4Q19
1Q20
2Q20
3Q20
Financial advisory
Equity underwriting
Debt underwriting
Corporate lending

4

Global Markets

Financial Results

$ in millions	3Q20	vs. 2Q20	vs. 3Q19	3Q20 YTD	vs. 3Q19 YTD
FICC intermediation	$ 2,170	-43%	65%	$ 8,493	84%
FICC financing	332	-26%	-9%	1,213	22%
FICC	2,502	-41%	49%	9,706	73%
Equities intermediation	1,466	-33%	36%	5,193	53%
Equities financing	585	-21%	-25%	1,993	-13%
Equities	2,051	-30%	10%	7,186	27%
Net revenues	4,553	-37%	29%	16,892	49%
Provision for credit losses	-15	N.M.	N.M.	236	N.M.
Operating expenses	2,417	-53%	2%	10,443	34%
Pre-tax earnings	$ 2,151	19%	87%	$ 6,213	79%
Net earnings	$ 2,055	N.M.	130%	$ 4,497	63%
Net earnings to common	$ 1,967	N.M.	134%	$ 4,236	70%
Average common equity	$ 39,993	-6%	3%	$ 40,557	-%
Return on average common equity	19.7%	16.8pp	11.1pp	13.9%	5.7pp

Global Markets Highlights

- 3Q20 net revenues were significantly higher YoY
  - FICC net revenues were significantly higher, reflecting significantly higher intermediation net revenues, partially offset by lower financing net revenues
  - Equities net revenues were higher, reflecting significantly higher intermediation net revenues, partially offset by significantly lower financing net revenues
- 3Q20 ROE more than doubled YoY

Global Markets Net Revenues ($ in millions)



$3,543
$1,864
$1,679
$3,480
$1,711
$1,769
$5,163
$2,194
$2,969
$7,176
$2,941
$4,235
$4,553
$2,051
$2,502
3Q19
4Q19
1Q20
2Q20
3Q20
FICC
Equities

5

Global Markets – FICC & Equities

FICC Highlights

- 3Q20 net revenues were significantly higher YoY
  - — FICC intermediation net revenues were significantly higher, reflecting significantly higher net revenues in interest rate products, mortgages, commodities, and credit products, while net revenues in currencies were essentially unchanged
  - — FICC financing net revenues were lower, reflecting lower net revenues in structured credit financing and repurchase agreements
- 3Q20 operating environment was characterized by a decline in client volumes following a strong 1H20, while interest rates remained low and credit spreads tightened during the quarter

FICC Net Revenues ($ in millions)



$1,679
$364
$1,315
$1,769
$387
$1,382
$2,969
$432
$2,537
$4,235
$449
$3,786
$2,502
$332
$2,170
3Q19
4Q19
1Q20
2Q20
3Q20
Intermediation
Financing

Equities Highlights

- 3Q20 net revenues were higher YoY
  - — Equities intermediation net revenues were significantly higher, reflecting significantly higher net revenues in derivatives, partially offset by lower net revenues in cash products
  - — Equities financing net revenues were significantly lower, due to higher net funding costs, including the impact of lower yields on the firm's global core liquid assets
- 3Q20 operating environment was characterized by continued strong client activity, as volatility remained elevated and global equity prices were generally higher compared to 2Q20

Equities Net Revenues ($ in millions)



$1,864
$784
$1,080
$1,711
$732
$979
$2,194
$666
$1,528
$2,941
$742
$2,199
$2,051
$585
$1,466
3Q19
4Q19
1Q20
2Q20
3Q20
Intermediation
Financing

6

Asset Management

Financial Results

$ in millions	3Q20	vs. 2Q20	vs. 3Q19	3Q20 YTD	vs. 3Q19 YTD
Management and other fees	$ 728	6%	10%	$ 2,052	6%
Incentive fees	28	-18%	17%	216	154%
Equity investments	1,423	54%	139%	2,325	-20%
Lending and debt investments	589	28%	73%	180	-83%
Net revenues	2,768	32%	71%	4,773	-20%
Provision for credit losses	70	-74%	-14%	420	173%
Operating expenses	1,359	2%	16%	3,889	10%
Pre-tax earnings	$ 1,339	169%	N.M.	$ 464	-80%
Net earnings	$ 862	21%	N.M.	$ 336	-81%
Net earnings to common	$ 843	23%	N.M.	$ 277	-84%
Average common equity	$ 20,005	4%	-10%	$ 20,338	-4%
Return on average common equity	16.9%	2.7pp	12.2pp	1.8%	-9.2pp

Asset Management Highlights

- 3Q20 net revenues were significantly higher YoY
  - Equity investments net revenues reflected net gains from investments in public equities in 3Q20 compared with net losses in 3Q19, partially offset by significantly lower net gains from investments in private equities vs. 3Q19
    - Public: 3Q20 ~$780 million; 3Q19 ~$(270) million
    - Private: 3Q20 ~$640 million; 3Q19 ~$865 million
  - Lending and debt investments net revenues were significantly higher, due to higher net gains, reflecting tighter corporate credit spreads during the quarter
  - Management and other fees from institutional and third-party distribution asset management clients were higher, reflecting the impact of higher average AUS, partially offset by a lower average effective management fee due to shifts in the mix of client assets and strategies
- 3Q20 operating expenses were higher YoY, primarily reflecting higher compensation and benefits expenses

Asset Management Net Revenues ($ in millions)



$1,621
$341
$596
$660
$24
$3,003
$427
$1,865
$666
$45
$(96)
$640
$(868)
$154
$(22)
$2,101
$459
$924
$684
$34
$2,768
$589
$1,423
$728
$28
3Q19
4Q19
1Q20
2Q20
3Q20
Management and other fees
Incentive fees
Equity investments
Lending and debt investments

7

Asset Management – Asset Mix

3Q20 Equity Investments of $19 Billion[4]

$16 Billion Private, $3 Billion Public

By Vintage


2013 or Earlier 32%
2017–Present 33%
2014 – 2016 35%

By Geography


Asia 32%
Americas 52%
EMEA 16%


By Sector
Financials
Healthcare
Natural Resources & Utilities
32%
23%
18%
8%
7%
7%
5%
TMT
Real Estate (Mixed Use 6%, Office 3%, Multifamily 2%, Other 7%)
Other
Industrials

- In addition, the firm's consolidated investment entities[5] have a carrying value of $21 billion, funded with liabilities of approximately $12 billion, substantially all of which were nonrecourse

By Geography (Net of Financing)


Asia 17%
EMEA 21%
Americas 62%

By Asset Class (Net of Financing)


Office
Senior Housing
Industrials
Retail
30%
24%
12%
9%
8%
7%
6%
4%
Multifamily
Other
Student Housing
Hospitality

3Q20 Lending and Debt Investments of $31 Billion[4]

$17 Billion Loans (88% Secured)

$14 Billion Debt Investments

By Accounting Classification


Loans at FV 13%
Loans at amortized cost 42%
Debt Investments at FV 45%

By Geography


Asia 20%
Americas 47%
EMEA 33%


By Sector
Industrials
TMT
Healthcare
Natural Resources & Utilities
34%
15%
14%
13%
8%
8%
4%
4%
Real Estate
Other
Financials
Consumer

8

Consumer & Wealth Management

Financial Results

$ in millions	3Q20	vs. 2Q20	vs. 3Q19	3Q20 YTD	vs. 3Q19 YTD
Management and other fees	$ 957	2%	9%	$ 2,854	14%
Incentive fees	7	-30%	-67%	86	39%
Private banking and lending	201	30%	1%	538	-9%
Wealth management	1,165	6%	6%	3,478	10%
Consumer banking	326	26%	50%	866	36%
Net revenues	1,491	10%	13%	4,344	14%
Provision for credit losses	52	-84%	-50%	537	78%
Operating expenses	1,236	3%	13%	3,679	14%
Pre-tax earnings	$ 203	N.M.	64%	$ 128	-50%
Net earnings	$ 138	N.M.	42%	$ 93	-54%
Net earnings to common	$ 128	N.M.	38%	$ 64	-65%
Average common equity	$ 8,523	14%	37%	$ 7,716	28%
Return on average common equity	6.0%	12.9pp	- pp	1.1%	-2.9pp

Consumer & Wealth Management Highlights

- 3Q20 net revenues were higher YoY
  - Wealth management net revenues were higher, due to higher Management and other fees, primarily reflecting the impact of higher average AUS and higher transaction volumes, partially offset by a lower average effective management fee due to shifts in the mix of client assets and strategies
  - Consumer banking net revenues were significantly higher, primarily reflecting higher credit card loan balances
- 3Q20 provision for credit losses was lower YoY, reflecting reserve reductions from paydowns on consumer installment loans, partially offset by growth in credit card loans
- 3Q20 operating expenses were higher YoY, primarily reflecting higher compensation and benefits expenses
- Consumer deposits grew to $96 billion[4] in 3Q20

Consumer & Wealth Management Net Revenues ($ in millions)



$1,318
$217
$199
$21
$881
$1,408
$228
$194
$19
$967
$1,492
$282
$182
$69
$959
$1,361
$258
$155
$10
$938
$1,491
$326
$201
$7
$957
3Q19
4Q19
1Q20
2Q20
3Q20
Management and other fees
Incentive fees
Private banking and lending
Consumer banking

9

Firmwide Assets Under Supervision

Firmwide Assets Under Supervision[3,4]

By Segment

$ in billions	3Q20	2Q20	3Q19	vs. 2Q20	vs. 3Q19
Asset Management	$ 1,461	$ 1,499	$ 1,232	-3%	19%
Consumer & Wealth Management	575	558	530	3%	8%
Firmwide AUS	**$ 2,036**	$ 2,057	$ 1,762	-1%	16%

By Asset Class

$ in billions	3Q20	2Q20	3Q19	vs. 2Q20	vs. 3Q19
Alternative investments	$ 182	$ 179	$ 182	2%	-%
Equity	421	394	392	7%	7%
Fixed income	856	817	784	5%	9%
Long-term AUS	1,459	1,390	1,358	5%	7%
Liquidity products	577	667	404	-13%	43%
Firmwide AUS	**$ 2,036**	$ 2,057	$ 1,762	-1%	16%

Organic Long-Term Net Flows[3,4] ($ in billions)

(Excludes Acquisitions)



$42
$27
$36
$37
$25
2016
2017
2018
2019
2020 YTD

Assets Under Supervision Highlights[3,4]

- Firmwide AUS decreased $21 billion during the quarter to $2.04 trillion, including Asset Management AUS decreasing $38 billion and Consumer & Wealth Management AUS increasing $17 billion
  - Net market appreciation of $51 billion, primarily in equity and fixed income assets
  - Liquidity products net outflows of $90 billion, following strong net inflows in 1H20
  - Long-term net inflows of $18 billion, driven by fixed income assets

3Q20 AUS Mix[3,4]



Asset Class
9%
Alternative investments
21%
Equity
28%
Liquidity products
42%
Fixed income
Distribution Channel
28%
Wealth management
36%
Institutional
36%
Third-party distributed
Region
8%
Asia
15%
EMEA
77%
Americas
Vehicle
12%
Private funds and other
33%
Public funds
55%
Separate accounts

10

Net Interest Income and Loans

Net Interest Income by Segment ($ in millions)



$1,008
$425
$124
$316
$143
$944
$397
$629
$(75)
$(7) IB
$1,084
$508
$51
$460
$65
3Q19
2Q20
3Q20
Investment Banking
Global Markets
Asset Management
Consumer & Wealth Management

Loans[4]

$ in billions	3Q20	2Q20	3Q19
Corporate	$ 52	$ 59	$ 46
Wealth management	30	28	26
Commercial real estate	18	17	16
Residential real estate	5	5	7
Installment	4	5	5
Credit cards	3	2	1
Other	4	5	5
Allowance for loan losses	(4)	(4)	(1)
Total Loans	$ 112	$ 117	$ 105

Metrics

3.7% ALLL to Total Gross Loans, at Amortized Cost

2.8% ALLL to Gross Wholesale Loans, at Amortized Cost

16.1% ALLL to Gross Consumer Loans, at Amortized Cost

Net Interest Income Highlights

- 3Q20 net interest income increased $76 million YoY
- The YoY increase in net interest income was driven by an increase in interest earning assets

Lending Highlights

- Total loans decreased $5 billion, down 4% QoQ, primarily reflecting paydowns on committed corporate lines
- Total allowance was $4.33 billion (including $3.71 billion for funded loans), down $0.06 billion QoQ
  - $3.20 billion for wholesale loans, $1.13 billion for consumer loans
- Provision for credit losses of $278 million in 3Q20, down from $1.59 billion in 2Q20
- 3Q20 net charge-offs of $340 million for an annualized net charge-off rate of 1.3%, up 40 bps QoQ
  - Wholesale annualized net charge-off rate of 1.2%, up 50bps QoQ
  - Consumer annualized net charge-off rate of 3.7%, down 140bps QoQ

11

Expenses

Goldman Sachs

Financial Results

$ in millions	3Q20	vs. 2Q20	vs. 3Q19	3Q20 YTD	vs. 3Q19 YTD
Compensation and benefits	$ 3,117	-30%	14%	$ 10,830	16%
Brokerage, clearing, exchange and distribution fees	911	-4%	7%	2,831	16%
Market development	70	-21%	-59%	312	-42%
Communications and technology	340	-1%	20%	1,006	17%
Depreciation and amortization	468	-6%	-1%	1,404	13%
Occupancy	235	1%	-7%	706	-1%
Professional fees	298	-4%	-15%	956	1%
Other expenses	515	-85%	2%	4,781	N.M.
Total operating expenses	$ 5,954	-43%	6%	$ 22,826	30%
Provision for taxes	$ 932	2%	73%	$ 1,985	16%
Effective Tax Rate				27.6%	*6.9pp*

Expense Highlights

- 3Q20 total operating expenses increased YoY
  - Higher compensation and benefits expenses (reflecting significantly higher net revenues)
  - Slightly lower non-compensation expenses, which included:
    - Lower travel and entertainment expenses (included in market development expenses), professional fees, occupancy-related expenses, and net provisions for litigation and regulatory proceedings
    - Higher technology expenses and brokerage, clearing, exchange and distribution fees
- 3Q20 YTD effective income tax rate was 27.6%, down from 39.9% for the first half of 2020, primarily due to a decrease in the impact of non-deductible litigation in the first nine months of 2020 compared with the first half of 2020

Efficiency Ratio[3]



67.5%
+0.6pp
78.3%
+22.2pp
55.2%
+0.0pp
3Q19
2Q20
3Q20
Impact of Litigation
66.2%
+0.6pp
69.6%
+9.6pp
3Q19 YTD
3Q20 YTD
Impact of Litigation

12

Capital and Balance Sheet

Goldman Sachs

Capital[3,4]

$ in billions	3Q20	2Q20	3Q19
Common equity tier 1 (CET1) capital	$ 77.8	$ 74.7	$ 75.7
Standardized RWAs	$ 535	$ 563	$ 557
Standardized CET1 capital ratio	14.5%	13.3%	13.6%
Advanced RWAs	$ 600	$ 628	$ 566
Advanced CET1 capital ratio	13.0%	11.9%	13.4%
Supplementary leverage ratio	6.8%	6.6%	6.2%

Capital and Balance Sheet Highlights

- Both Standardized and Advanced CET1 ratios increased QoQ
  - Increase in CET1 capital reflected net earnings in excess of dividends
  - Decrease in RWAs reflected lower credit RWAs, reflecting reduced exposure, and lower market RWAs, reflecting decreased market volatility
- Returned $448 million of capital in common stock dividends
  - The firm did not repurchase any shares in 3Q20 and will not in 4Q20[3]
- The firm's balance sheet decreased $10 billion QoQ
  - Maintained highly liquid balance sheet as GCLA[3] averaged $302 billion[4] for 3Q20
- BVPS increased 3.6% QoQ and 4.9% YoY, driven by net earnings

Selected Balance Sheet Data[4]

$ in billions	3Q20	2Q20	3Q19
Total assets	$ 1,132	$ 1,142	$ 1,007
Deposits	$ 261	$ 269	$ 183
Unsecured long-term borrowings	$ 214	$ 223	$ 217
Shareholders' equity	$ 93	$ 90	$ 92
Average GCLA[3]	$ 302	$ 290	$ 238

Book Value

In millions, except per share amounts	3Q20	2Q20	3Q19
Basic shares[3]	356.0	355.8	369.3
Book value per common share	$ 229.49	$ 221.55	$ 218.82
Tangible book value per common share[1]	$ 215.54	$ 208.08	$ 205.59

13

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity indicated in these statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended June 30, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) estimated GDP growth, (ii) the impact of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity, (iii) the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium- and long-term targets and goals, (iv) the future state of the firm’s liquidity and regulatory capital ratios, (v) the firm’s prospective capital distributions (including dividends), (vi) the firm’s future effective income tax rate, and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium and long-term targets and goals are based on the firm’s current expectations regarding our ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios, as well as its prospective capital distributions, are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from the U.S. IRS. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, an outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 14Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity indicated in these statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended June 30, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) estimated GDP growth, (ii) the impact of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity, (iii) the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium- and long-term targets and goals, (iv) the future state of the firm’s liquidity and regulatory capital ratios, (v) the firm’s prospective capital distributions (including dividends), (vi) the firm’s future effective income tax rate, and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium and long-term targets and goals are based on the firm’s current expectations regarding our ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios, as well as its prospective capital distributions, are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from the U.S. IRS. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or not completed at all and associated net revenues may not be realized or may be materially less than those currently expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, an outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 14

Footnotes

Goldman Sachs

1. Annualized return on average common shareholders' equity (ROE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly common shareholders' equity. Annualized return on average tangible common shareholders' equity (ROTE) is calculated by dividing annualized net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders' equity by basic shares. Management believes that tangible common shareholders' equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders' equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.

   The table below presents a reconciliation of average and ending common shareholders' equity to average and ending tangible common shareholders' equity:

	AVERAGE FOR THE		AS OF		
Unaudited, $ in millions	THREE MONTHS ENDED SEPTEMBER 30, 2020	NINE MONTHS ENDED SEPTEMBER 30, 2020	SEPTEMBER 30, 2020	JUNE 30, 2020	SEPTEMBER 30, 2019
Total shareholders' equity	$ 91,004	$ 91,068	$ 92,900	$ 90,029	$ 92,012
Preferred stock	(11,203)	(11,203)	(11,203)	(11,203)	(11,203)
Common shareholders' equity	79,801	79,865	81,697	78,826	80,809
Goodwill and identifiable intangible assets	(4,835)	(4,825)	(4,965)	(4,792)	(4,886)
Tangible common shareholders' equity	$ 74,966	$ 75,040	$ 76,732	$ 74,034	$ 75,923

2. Dealogic – January 1, 2020 through September 30, 2020.

3. For information about the following items, see the referenced sections in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2020: (i) investment banking transaction backlog – see "Results of Operations – Investment Banking" (ii) assets under supervision – see "Results of Operations – Assets Under Supervision" (iii) efficiency ratio – see "Results of Operations – Operating Expenses" (iv) basic shares – see "Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics" (v) share repurchase program – see "Equity Capital Management and Regulatory Capital – Equity Capital Management" and (vi) global core liquid assets – see "Risk Management – Liquidity Risk Management."

   For information about risk-based capital ratios and the supplementary leverage ratio, see Note 20 "Regulation and Capital Adequacy" in Part I, Item 1 "Financial Statements (Unaudited)" in the firm's Quarterly Report on Form 10-Q for the period ended June 30, 2020.

4. Represents a preliminary estimate for the third quarter of 2020 and may be revised in the firm's Quarterly Report on Form 10-Q for the period ended September 30, 2020.

5. Includes consolidated investment entities, substantially all of which related to entities engaged in real estate investment activities. These assets are generally accounted for at historical cost less depreciation.

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